SECURITIES AND EXCHANAGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2002
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                         FRONTIER FINANCIAL CORPORATION
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Washington                     0-15540               91-1223535
----------------------------        ------------       ------------------------
(State of other jurisdiction        (Commission         (IRS Employer Identi-
    of incorporation)               File Number)        fication Number)



               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)


        Registrants telephone number, including area code: (425) 514-0700
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     Item 5. Other Events

     On October 7, 2002, Frontier Bank, wholly owned subsidiary of Frontier Financial Corporation, was approved for membership in the Federal Reserve System.


     Item 7. Exhibits

               99                      Press Release




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                                   SIGNATURES


     Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



          Dated:      October 8, 2002
                ---------------------


                                   FRONTIER FINANCIAL CORPORATION



                                   By:             /s/ James F. Felicetty
                                     -------------------------------------------
                                     James F. Felicetty
                                     Its: Secretary/Treasurer




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